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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 10, 2001
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                         CONVERGENT COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                    333-53953               84-1337265
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)

                      400 Inverness Drive South, Suite 400
                            Englewood, Colorado 80112
                                 (303) 749-3000
          (Address and telephone number of principal executive offices)

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Item 5.  Other Events

         In a press release dated April 10, 2001, the company announced that its wholly owned subsidiary, namely Convergent Communications Services, Inc. ("CCSI"), had received received notification from Cisco Systems Capital Corporation indicating Cisco Capital's belief that events of default have occurred under the terms of its vendor credit agreement with CCSI. Although no obligations have been accelerated, Cisco Capital indicated that it was presently evaluating all available courses of action. A copy of the press release is attached.

Item 7.  Exhibits

         (c) Exhibits

             99.1 Press release dated April 10, 2001
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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Convergent Communications, Inc.


Date: April 12, 2001                   By:     /S/ MARTIN E. FREIDEL
                                          --------------------------------------
                                                 Martin E. Freidel
                                       Executive Vice President, General Counsel
                                                   and Secretary